UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2005

Intermediate Muni Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06506	13-3643581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 426 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Intermediate Muni Fund, Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure.

On December 1, 2005, Intermediate Muni Fund, Inc. (the “Fund”) issued a press release stating that the new investment management contract between the Fund and its investment adviser, which had been previously approved by the Fund’s shareholders, has become effective as a result of the closing of the sale of substantially all of Citigroup Inc.’s asset management business to Legg Mason, Inc.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Intermediate Muni Fund, Inc. press release, dated December 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermediate Muni Fund, Inc. (Registrant)

Date: December 1, 2005	/s/ Thomas C. Mandia
(Signature)
Name: Thomas C. Mandia
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated December 1, 2005.